EXHIBIT 99.6


FOR IMMEDIATE RELEASE
Contact:
Cameron Associates, Inc.                                  Tag-It Pacific, Inc.
Michael Brod                                              Colin Dyne, CEO
212-245-8800                                              818-444-4100
MICHAEL@CAMERONASSOC.COM                                  CDYNE@TAGITPACIFIC.COM


               TAG-IT PACIFIC, INC. PURCHASES TALON TRADEMARKS AND
                          TALON ZIPPER BUSINESS ASSETS

Woodland Hills, CA. January 7, 2002--Tag-It Pacific, Inc. (AMEX: TAG) is pleased to announce that on December 21, 2001, the company entered into an asset purchase agreement with Grupo Industrial Cierres Ideal, S.A. de C.V. and Talon, Inc. whereby we purchased certain Talon Zipper business assets, including the famous Talon(R)Zipper brand name, trademarks, patents, technical field equipment and inventory. Tag-It has, for the past year and a half, been the exclusive distributor of the Talon Brand of zippers.

Tag-It Pacific's CEO, Colin Dyne commented, "Talon is an American brand with significant name recognition and brand equity. Talon was the original pioneer of the formed wire metal zipper for the jeans industry. Talon is a specified zipper brand for manufacturers in the sportswear and outerwear markets. Today, the branded zipper market is dominated by one company, YKK. Our internal market research indicates that there is a strong need for an additional quality branded zipper supplier, and we believe Talon is uniquely positioned to be that player."

We believe the global zipper market is worth billions of dollars. Talon's sales have historically been concentrated in the North American market. Tag-It Pacific intends to roll out distribution in major apparel manufacturing regions around the world, beginning immediately with the Pacific Rim, Central America and the Caribbean.

Mr. Dyne continued, "This acquisition is also an important step in Tag-It's strategy to offer a complete high quality trim package to apparel manufacturers, including the Talon brand zipper, and Coats brand thread, with whom we completed a supply and co-marketing arrangement in September of 2001."

With Tag-It in control of the Talon(R) business instead of being a distributor, we plan to revitalize the Talon(R) brand and restore it to a leading position in the industry by being highly responsive to customer needs and focusing on maintaining quality and value.

Many major retailers and apparel brands recognize Talon Zippers as being associated with the highest quality standards in the apparel industry.

ABOUT TAG-IT PACIFIC: Tag-It specializes in the distribution of a full range of trim items to manufacturers of fashion apparel, licensed consumer products, specialty retailers and mass merchandiser brands. Tag-It acts as a full service outsourced trim management department for manufacturers of fashion apparel such as Tarrant Apparel Group and Azteca Production International. The Company also serves as a specified supplier of trim items to specific brands, brand licensees and retailers, including Tommy Hilfiger, A/X Armani Exchange, Express, The Limited, Lerner and Swank, among others. Tag-It has positioned itself as a fully integrated single-source supplier of a full range of trim items for manufacturers of fashion apparel. The Company's business focuses on servicing all of the trim requirements of its customers at the manufacturing and retail brand level of the fashion apparel industry. Tag-It offers customers its MANAGED TRIM SOLUTION, an Internet-based, virtual trim department, covering the complete management of ordering, production, inventory management and just-in-time distribution of their trim and packaging requirements.

Visit the Company's website, www.tagitpacific.com for additional information.

WITH THE EXCEPTION OF HISTORICAL INFORMATION, THE MATTERS DISCUSSED ABOVE MAY INCLUDE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES ACT OF 1934, AS AMENDED. ALL SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES INCLUDING THE UNANTICIPATED LOSS OF ONE OR MORE MAJOR CUSTOMERS, THE AVAILABILITY AND COST OF FINANCING, THE RISK OF A SOFTENING OF CUSTOMER ACCEPTANCE OF THE COMPANY'S PRODUCTS, RISKS OF INTRODUCTION BY COMPETITORS OF TRIM MANAGEMENT SYSTEMS WITH SIMILAR OR BETTER FUNCTIONALITY THAN OUR MANAGED TRIM SOLUTION, PRICING PRESSURES AND OTHER COMPETITIVE FACTORS, POTENTIAL FLUCTUATIONS IN QUARTERLY OPERATING RESULTS, OUR MANAGEMENT OF POTENTIAL GROWTH AND THE RISKS OF EXPANSION INTO NEW BUSINESS AREAS. THESE AND OTHER RISKS ARE MORE FULLY DESCRIBED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING THE COMPANY'S MOST RECENTLY FILED ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q, WHICH SHOULD BE READ IN CONJUNCTION HEREWITH.